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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                FORM 8-K (12g-3)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 18, 2003

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                           Waccamaw Bankshares, Inc.

         North Carolina                          Applied for
    (State of incorporation)          (I.R.S. Employer Identification No.)

   110 North J.K. Powell Boulevard, Whiteville, North Carolina    28472-3008
            (Address of principal executive offices)              (Zip Code)

                  Issuer's telephone number: (910) 641-0044

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              This document contains 2 pages, excluding exhibits.

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ITEM 5.   OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Quarterly Performance Summary for the first quarter of 2003.

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EXHIBIT INDEX

Exhibit 99  Quarterly Performance Summary issued April 16, 2003

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 18, 2003.

                                                WACCAMAW BANKSHARES, INC.

Date: April 21, 2003                                  /s/ James G. Graham
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                                                By:   James G. Graham
                                                Its:  President & CEO